                                                                    EXHIBIT 10.1

               AMENDMENT NO. 4 TO REVOLVING/TERM LOAN AGREEMENT


     This Amendment No. 4 to Revolving/Term Loan Agreement (this "Amendment") is entered into with reference to the Revolving/Term Loan Agreement dated as of September 25, 1997 (as heretofore amended, the "Loan Agreement") among Data Processing Resources Corporation ("Borrower"), the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     Borrower and the Administrative Agent, acting with the consent of the Requisite Lenders pursuant to Section 11.2 of the Loan Agreement, agree as
                                      ----
follows:

     1.  Section 6.19.  Section 6.19 of the Loan Agreement is amended, effective
         ------------           ----
as of April 30, 1999, by striking the figures "$3,000,000" in the last line thereof and substituting therefor the figures "$10,000,000."

     2.  Waiver.  Compliance with Section 6.19 of the Loan Agreement, as in
         ------                           ----
effect prior to this Amendment, is hereby waived with respect to periods prior to April 30, 1999.

     3.  Conditions Precedent.  The effectiveness of this Amendment shall be
         --------------------
conditioned upon:

          (a) The receipt by the Administrative Agent of an amendment fee of $20,000 for the account of the Lenders according to their Pro Rata Share, which the Administrative Agent shall promptly disburse to the Lenders; and

          (b) The receipt by the Administrative Agent of all of the following, each properly executed by an authorized officer of each party thereto and dated as of the date hereof:

               (i) Counterparts of this Amendment executed by all parties hereto;

               (ii)  Written consent of the Requisite Lenders as required under
                     Section 11.2 of the Loan Agreement in the form of Exhibit A
                             ----                                      ---------
                     to this Amendment; and

               (iii) Written consent of the Subsidiary Guarantors in the form of Exhibit B to this Amendment.
                        ---------

     4.  Representation and Warranty.  Borrower represents and warrants that no
         ---------------------------
Default or Event of Default has occurred and remains continuing.

     5.  Confirmation.  In all other respects, the terms of the Loan Agreement
         ------------
and the other Loan Documents are hereby confirmed.

     IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment as of May 14, 1999 by their duly authorized representatives.

                                        DATA PROCESSING RESOURCES CORPORATION

                                        By:  /s/ James A. Adams  5/14/99
                                             --------------------------------
                                              James A. Adams
                                              Chief Financial Officer


                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as Administrative Agent


                                        By:  /s/ Jessica A. Owen
                                             --------------------------------
                                              Jessica Owen
                                              Vice President

                            Exhibit A to Amendment

                               CONSENT OF LENDER
                               -----------------


     Reference is hereby made to that certain Revolving Term Agreement dated as of September 25, 1997 (as heretofore amended, the "Loan Agreement") among Data Processing Resources Corporation ("Borrower"), the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     The undersigned Lender hereby consents to the execution and delivery of Amendment No. 4 to Revolving/Term Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

     Date:  May 6, 1999


                                              Union Bank of California, N.A.
                                              -------------------------------
                                              [Name of Institution]


                                              By     /s/ Jim Heim
                                                  ---------------------------

                                                 Jim Heim, Vice President
                                              -------------------------------
                                                    [Printed Name and Title]

                            Exhibit A to Amendment

                               CONSENT OF LENDER
                               -----------------


     Reference is hereby made to that certain Revolving Term Agreement dated as of September 25, 1997 (as heretofore amended, the "Loan Agreement") among Data Processing Resources Corporation ("Borrower"), the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     The undersigned Lender hereby consents to the execution and delivery of Amendment No. 4 to Revolving/Term Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

     Date:  May ___, 1999


                                            Fleet National Bank
                                            ------------------------------
                                            [Name of Institution]


                                            By  /s/ Michael J. Bassick
                                                --------------------------

                                              Michael J. Bassick, AVP
                                            ------------------------------
                                                [Printed Name and Title]

                            Exhibit B to Amendment

                       CONSENT OF SUBSIDIARY GUARANTORS
                       --------------------------------

     Reference is hereby made to that certain Revolving Term Loan Agreement dated as of September 27, 1997 among Data Processing Resources Corporation ("Borrower"), the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (as heretofore amended, the "Loan Agreement").

     Each of the undersigned Subsidiary Guarantors hereby consents to Amendment No. 4 to the Loan Agreement in the form executed by Borrower and confirms that the Subsidiary Guaranty and all Collateral Documents to which it is a party remain in full force and effect.

Dated:  May 14, 1999

"Guarantors"

LEARDATA INFO-SERVICES, INC.                    PROFESSIONAL SOFTWARE
                                                CONSULTANTS, INC.

By:    /s/ James Adams                          By:  /s/ James Adams
     -----------------------------                 ---------------------------

     James Adams, CFO                               James Adams, CFO
     -----------------------------              ------------------------------
     [Printed name and title]                       [Printed name and title]


COMPUTEC INTERNATIONAL                          EXi CORP.
STRATEGIC RESOURCES, INC.

By:    /s/ James Adams                          By:  /s/ James Adams
     -----------------------------                 ---------------------------

     James Adams, CFO                                James Adams, CFO
     -----------------------------              ------------------------------
     [Printed name and title]                        [Printed name and title]